Exhibit 99.1

GlassBridge Announces Divestiture of Nexsan Business

Company is Now a Pure Play Asset Management Company

OAKDALE, Minn., August 21, 2018 /PRNewswire/ — GlassBridge Enterprises, Inc. (OTCQX: GLAE) ("GlassBridge", the "Company" or "we") today announced the closing of the divestiture of the Nexsan business (the “Transaction”). Through a series of transactions, the Company acquired all the capital stock not owned by the Company of its partially owned subsidiary NXSN Acquisition Corp. (“NXSN”) and subsequently sold all of NXSN’s rights, title and interest in the capital stock of Nexsan Corporation (“Nexsan”) to StoreCentric, Inc. Gross proceeds from the transaction are expected to be $5.67 million including certain repayments of intercompany debts to GlassBridge. In addition, the Company announced the prepayment of its entire outstanding obligation under a $4 million promissory note due to IOENGINE, LLC at a reduced price of $2.25 million.

“The Transaction represents the final step in exiting our legacy businesses. I am pleased that through GlassBridge’s executive leadership we were able to get the Nexsan business to profitability and position it for such a strategic transaction. I want to thank all the stakeholders of Nexsan – especially management, employees, customers and channel partners, and wish them continued success in the future,” stated Danny Zheng, GlassBridge Interim CEO and Nexsan’s Outgoing CEO.

“This Transaction positions the Company to singularly focus on executing its business plan of becoming a leading asset management company. Going forward, we believe our investment solutions represent a unique and compelling value proposition for shareholders and investors. We continue to support and grow our existing businesses – our hedge fund business and our venture capital and private equity efforts – while simultaneously exploring additional opportunities to augment our asset management capabilities and strategies.” said Daniel Strauss, Chief Operating Officer.

About GlassBridge Enterprises

GlassBridge Enterprises, Inc. (OTCQX: GLAE) is a holding company. We actively explore a diverse range of new, strategic asset management business opportunities for our portfolio. The Company's wholly-owned subsidiary, GBAM, is an investment advisor focused on technology-driven and quantitative strategies and other alternative investment strategies. For more information, please visit GlassBridge's website at www.glassbridge.com.

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Forward-Looking Statements

Certain information contained in this press release which does not relate to historical financial information may be deemed to constitute forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, our earnings, revenues, expenses or other future financial or business performance or strategies, our share repurchase program, the launch of our asset management business and the impact of legal or regulatory matters on our business, results of operations or financial condition. These statements may be preceded by, followed by or include the words "may," "might," "will," "will likely result," "should," "estimate," "plan," "project," "forecast," "intend," "expect," "anticipate," "believe," "seek," "continue," "target" or similar expressions. Such statements are subject to a wide range of risks and uncertainties that could cause our actual results in the future to differ materially from our historical results and those presently anticipated or projected. We wish to caution investors not to place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date on which such statements are made, and we undertake no obligation to update such statements to reflect events or circumstances arising after such date. Risk factors include various factors set forth from time to time in our filings with the U.S. Securities and Exchange Commission (the "SEC") including the following: our need for substantial additional capital in order to fund our business; our ability to realize the anticipated benefits of our restructuring plan and other recent significant changes; the negative impacts of our delisting from the NYSE, including reduced liquidity and market price of our common stock and the number of investors willing to hold or acquire our common stock; significant costs relating to pending and future litigation; our ability to attract and retain talented personnel; the structure or success of our participation in any joint investments; risks associated with any future acquisition or business opportunities; our need to consume resources in researching acquisitions, business opportunities or financings and capital market transactions; our ability to integrate additional businesses or technologies; the impact of our reverse stock split on the market trading liquidity of our common stock; the market price volatility of our common stock; our need to incur asset impairment charges for intangible assets and goodwill; significant changes in discount rates, rates of return on pension assets and mortality tables; our reliance on aging information systems and our ability to protect those systems against security breaches; our ability to integrate accounting systems; changes in European law or practice related to the imposition or collectability of optical levies; changes in tax guidance and related interpretations and inspections by tax authorities; our ability to raise capital from third party investors for our asset management business; the efforts of key personnel of the Clinton Group, Inc. ("Clinton") and the performance of Clinton's overall business; our ability to comply with extensive regulations relating to the launch and operation of our asset management business; our ability to compete in the intensely competitive asset management business; the performance of any investment funds we sponsor or accounts we manage, including any fund or account managed by Clinton; difficult market and economic conditions, including changes in interest rates and volatile equity and credit markets; our ability to achieve steady earnings growth on a quarterly basis in our asset management business; the significant demands placed on our resources and employees, and associated increases in expenses, risks and regulatory oversight, resulting from the potential growth of our asset management business; our ability to establish a favorable reputation for our asset management business; the lack of operating history of our asset manager subsidiary and any funds that we may sponsor; our ability to realize the anticipated benefits of the third-party investment in our partially-owned data storage business; decreasing revenues and greater losses attributable to our partially-owned data storage products; our ability to quickly develop, source and deliver differentiated and innovative products; our dependence on third parties for new product introductions or technologies; our dependence on third-party contract manufacturing services and supplier-provided parts, components and sub-systems; our dependence on key customers, partners and resellers; foreign currency fluctuations and negative or uncertain global or regional economic conditions; and other risks and uncertainties set forth in our filings with the SEC. We assume no obligation to update forward-looking statements except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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Disclaimers

This press release does not constitute an offer to sell or a solicitation to buy any securities or otherwise invest in any investment vehicle managed, advised or coordinated by GBAM (collectively, the "GlassBridge Vehicle"), and may not be relied upon in connection with any investment or offer or sale of securities. Any such offer or solicitation may only be made pursuant to the current Confidential Private Offering Memorandum (or similar document) for any such GlassBridge Vehicle, which is provided only to qualified offerees and which should be carefully reviewed prior to investing. GBAM is a newly formed entity and the GlassBridge Vehicles are currently either in formation state or have recently launched. GBAM is registered as an investment adviser with the SEC under the U.S. Investment Advisers Act of 1940, as amended, or under similar state laws, and nothing in this press release constitutes investment advice with respect to securities.

For Further Information

Stockholders of GlassBridge Enterprises, Inc. - Danny Zheng, Interim CEO, Chief Financial Officer, (651) 704-4311; Prospective Investors in GlassBridge Vehicles -Robert Picard, Senior Managing Director, (732) 939-9000.

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